UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2010

AIRGAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

259 North Radnor-Chester Rd., Radnor, PA.		19087-5283
(Address of principal executive offices)		(Zip Code)

(610) 687-5253

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2010, Airgas, Inc. (the “Company”) issued $250 million aggregate principal amount of 3.25% Notes due October 1, 2015 (the “Notes”) pursuant to a shelf registration statement on Form S-3 (File No. 333-167140) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission, which became effective on May 27, 2010, and a related prospectus supplement dated as of September 27, 2010.

The Notes were issued under an Indenture dated May 27, 2010 (the “Base Indenture”), between the Company and U.S. Bank National Association, as Trustee, as supplemented by the First Supplemental Indenture, dated September 30, 2010 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”). The Notes were sold pursuant to an Underwriting Agreement dated September 27, 2010 (the “Underwriting Agreement”), among the Company and Banc of America Securities LLC, Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Underwriting Agreement and Supplemental Indenture are filed as exhibits to this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement and any amendments thereto.

The Notes bear interest at a fixed annual rate of 3.25%, payable semi-annually on April 1 and October 1 of each year, commencing April 1, 2011. The Indenture contains covenants which, subject to certain exceptions, limit the ability of the Company to, among other things, incur liens or engage in sale/leaseback transactions. Upon a change of control triggering event (as defined in the Indenture), the Indenture requires the Company to make an offer to repurchase the Notes at 101% of their principal amount, plus accrued and unpaid interest. The Company has the option to redeem the Notes up to the date that is one month prior to the maturity date of the Notes, in whole or in part, at 100% of the principal amount plus a make-whole premium, plus accrued and unpaid interest, and on or after the date that is one month prior to the maturity date of the Notes, in whole or in part, at 100% of the principal amount, plus accrued and unpaid interest.

The Underwriting Agreement and Supplemental Indenture are filed as exhibits to this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement and any amendments thereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01.	Other Events.

On September 30, 2010, Cahill Gordon & Reindel LLP, counsel to the Company, issued an opinion and consent (attached hereto as Exhibit 5.1 and 23.1, respectively, and incorporated herein by reference). The opinion and consent are filed as exhibits to this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement and any amendments thereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 1.1: Underwriting Agreement dated September 27, 2010, among the Company and Banc of America Securities LLC, Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

Exhibit 4.2: First Supplemental Indenture dated September 30, 2010, between the Company and U.S. Bank National Association, as Trustee.

Exhibit 5.1: Opinion of Cahill Gordon & Reindel LLP as to the validity of the Notes.

Exhibit 23.1: Consent of Cahill Gordon & Reindel LLP (contained in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2010	AIRGAS, INC.
(Registrant)

	BY:	/s/ THOMAS M. SMYTH
Thomas M. Smyth
Vice President & Controller
(Principal Accounting Officer)

Exhibit Index

Exhibit 1.1	Underwriting Agreement dated September 27, 2010, among the Company and Banc of America Securities LLC, Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

Exhibit 4.2	First Supplemental Indenture dated September 30, 2010, between the Company and U.S. Bank National Association, as Trustee.

Exhibit 5.1	Opinion of Cahill Gordon & Reindel LLP as to the validity of the Notes.

Exhibit 23.1	Consent of Cahill Gordon & Reindel LLP (contained in Exhibit 5.1 hereto).